SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2010

ULTIMATE ESCAPES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33743	26-0188408
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3501 W. Vine Street, Suite 225
Kissimmee, Florida 34741
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (407) 483-1900

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On October 19, 2010, Ultimate Escapes, Inc. (the “Company”) sent an e-mail to its members regarding the results of an auction held on October 18, 2010.  A copy of the e-mail is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this current Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

99.1	E-mail dated October 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ESCAPES, INC.

Dated: October 19, 2010	By:	/s/ Jeff Sparks
Jeff Sparks
General Counsel